AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act
  FUNDS:
    (This checklist can be found in Excel at l:\cheklist\funds.xls)

  This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

  Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


    ----------------------------------------------------------------------------
Issuer:  Active Power, Inc./ACPW  Fund(s) List below(please use GIM2 acronyms or proper fund names)
Offering Date: 08/07/2000         No. of Securities Offered:         8,000,000
                                  (# of shares or # of bonds)

Affiliated Broker:  MS&Co.        Price Per Unit:                         $17.00
    ----------------------------------------------------------------------------

The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:


  Total Units Offered:   8,000,000
  Price per                 17.00
  Unit:
  10% of Total Offering: 13,600,000.00


  40-Act     Units            Offer          Total           Selling Broker
  Fund       To Buy           Price          Value


  *SEE LEGEND

  00071281   1,500            17.00           $25,500            GSCO
  00071928       0            17.00               $0
  00081087  12,900            17.00          $219,300            GSCO
  255          100            17.00            $1,700            GSCO
  391486    12,200            17.00          $207,400            GSCO
  391548     1,200            17.00           $20,400            GSCO
  391822       750            17.00           $12,750            MLCO
  391822       750            17.00           $12,750            CIBC
  52297      1,000            17.00           $17,000            MLCO
  8716         100            17.00            $1,700            GSCO
  89902549   1,500            17.00           $25,500            GSCO
  89902551   5,100            17.00           $86,700            CIBC
  ESTF0004   2,700            17.00           $45,900            CIBC
  JL50         100            17.00            $1,700            GSCO
  JU3I         100            17.00            $1,700            MLCO
  MTEC       1,300            17.00           $22,100            MLCO
  PRINAGGR   3,900            17.00           $66,300            Merrill Lynch
  PRINCON      200            17.00            $3,400            Goldman Sachs
  PRINLCV        0            17.00               $0
  PRINPART     700            17.00           $11,900            Goldman Sachs
  PRINSCG        0            17.00               $0
  UFEG       1,700            17.00           $28,900            MLCO
  UFTECH       600            17.00           $10,200            GSCO
  --------------------------------
  Total     48,400
  Shares
  Total Purchased by                        $822,800
  all 40-Act Funds
  Total % of Deal                              0.61%
  Purchased by all Funds
    ----------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)

    *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

  * Dean Witter
  Adviser's Funds

   AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act
   FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


       -------------------------------------------------------------------------
Issuer:  Advanced Switching/ASCX  Fund(s) List below(please use GIM2 acronyms or proper fund names)
Offering Date: 10/04/2000         No. of Securities Offered:         6,250,000
                                  (# of shares or # of bonds)

Affiliated Broker:  MS&Co.        Price Per Unit:                         $15.00
    ----------------------------------------------------------------------------

   The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:


   Total Units Offered:  6,250,000
   Price per                15.00
   Unit:
   10% of Total          9,375,000.00
   Offering:


  40-Act     Units            Offer          Total         Selling Broker
  Fund       To Buy           Price          Value


   *SEE LEGEND

00071281       300            15.00          $4,500         RSSF
00071928         0            15.00              $0
00081087     2,700            15.00         $40,500         RSSF
255              0            15.00              $0
391486       2,400            15.00         $36,000         HMQT
391548         300            15.00          $4,500         HMQT
391822         300            15.00          $4,500         HMQT
52297          200            15.00          $3,000         HMQT
8716             0            15.00              $0         -
89902549       300            15.00          $4,500         HMQT
89902551     1,000            15.00         $15,000         RSSF
ESTF0004       500            15.00          $7,500         HMQT
JL50             0            15.00              $0         -
JU3I           100            15.00          $1,500         HMQT
MTEC           300            15.00          $4,500         HMQT
PRINAGGR       800            15.00         $12,000         Robertson Stephens
PRINCON          0            15.00              $0         -
PRINLCV          0            15.00              $0         -
PRINPART       100            15.00          $1,500         Hambrecht & Quist
PRINSCG          0            15.00              $0         -
UFEG           400            15.00          $6,000         HMQT
UFTECH         100            15.00          $1,500         HMQT

Total    9,800
Shares
Total Purchased by                        $147,000
all 40-Act Funds
Total % of Deal                              0.16%
Purchased by all
Funds
  ----------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)



   *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

   * Dean Witter
   Adviser's Funds

   AFFILIATED UNDERWRITING CHECKLIST FOR
   40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.
    ----------------------------------------------------------------------------
Issuer:  Coach Inc./COH    Fund(s) List below(please use GIM2 acronyms or
                                                  proper fund names)
Offering Date: 10/04/2000         No. of Securities Offered:         7,380,000
                                  (# of shares or # of bonds)

Affiliated Broker:  MS&Co.        Price Per Unit:                         $16.00
    ----------------------------------------------------------------------------
   The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:


Total Units      7,380,000
Offered:
Price per            16.00
Unit:
10% of Total        11,808,000.00
Offering:


  40-Act     Units            Offer          Total           Selling Broker
  Fund       To Buy           Price          Value


   *SEE LEGEND

00071281     2,600            16.00          $41,600        GSCO
00071928                      16.00               $0
000810871    9,200            16.00          $307,200       GSCO
255            100            16.00            $1,600       GSCO/PRUS
391486      18,500            16.00          $296,000       PRUS
391548       2,000            16.00           $32,000       PRUS
391822       2,300            16.00           $36,800       PRUS
52297        1,500            16.00           $24,000       PRUS
8716           200            16.00            $3,200       PRUS
89902549     2,200            16.00           $35,200       GSCO
89902551     7,600            16.00          $121,600       GSCO
ESTF0004     3,900            16.00           $62,400       GSCO
JL50           200            16.00            $3,200       GSCO
JU3I           600            16.00            $9,600       GSCO
MTEC         2,100            16.00           $33,600       GSCO
PRINAGGR     5,800            16.00           $92,800       Goldman Sachs
PRINCON        300            16.00            $4,800       Goldman Sachs
PRINLCV                       16.00                $0
PRINPART     1,000            16.00           $16,000       Wachovia  Security
PRINSCG        100            16.00            $1,600       Goldman Sachs
UFEG         2,700            16.00           $43,200       GSCO
UFTECH         900           $16.00           $14,400       GSCO
   ---------------------------
   Total   73,800
   Shares
   Total Purchased by  $1,180,800
   all 40-Act Funds
   Total % of Deal      1.00%
   Purchased by all
   Funds
  ----------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


   *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

   * Dean Witter Adviser's
   Funds

       AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act
       FUNDS:
         (This checklist can be found in Excel at l:\cheklist\funds.xls)

       This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

       Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.
    ----------------------------------------------------------------------------
Issuer:  Curon Medical/CURN    Fund(s) List below(please use GIM2 acronyms or
                                                  proper fund names)
Offering Date: 09/22/2000         No. of Securities Offered:         5,000,000
                                  (# of shares or # of bonds)

Affiliated Broker:  MS&Co.        Price Per Unit:                         $11.00
    ----------------------------------------------------------------------------
       The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:

       Total Units Offered:   5,000,000
       Price per                 11.00
       Unit:
       10% of Total Offering: $5,500,000.00


 40-Act     Units            Offer          Total           Selling Broker
 Fund       To Buy           Price          Value


       *SEE LEGEND

 00071281       3,700         11.00       $40,700         CIBC
 00071928           0         11.00            $0           -
 00081087      28,100         11.00      $309,100         CIBC
 255              200         11.00        $2,200         WARR
 391486        27,500         11.00      $302,500         COWN
 391548         2,900         11.00       $31,900         WARR
 391822         3,400         11.00       $37,400         WARR
 52297          2,200         11.00       $24,200         COWN
 8716             200         11.00        $2,200         WARR
 89902549       3,400         11.00       $37,400         WARR
 89902551      11,200         11.00      $123,200         WARR
 ESTF0004       5,800         11.00       $63,800         WARR
 JL50             300         11.00        $3,300         WARR
 JU3I             700         11.00        $7,700         WARR
 MTEC           3,200         11.00       $35,200         WARR
 PRINAGGR       8,600         11.00       $94,600         Warburg Dillon Read
 PRINCON          400         11.00        $4,400         Warburg Dillon Read
 PRINLCV            0         11.00            $0           -
 PRINPART       1,500         11.00       $16,500         Warburg Dillon Read
 PRINSCG            0         11.00            $0           -
 UFEG           4,000         11.00       $44,000         WARR
 UFTECH         1,400         11.00       $15,400         WARR
       --------------------------------
       Total    108,700
       Shares
       Total Purchased by             $1,195,700
       all 40-Act Funds
       Total % of Deal                     2.17%
       Purchased by all Funds
       ------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)



  *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

       * Dean Witter
       Adviser's Funds

      AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act
      FUNDS:
        (This checklist can be found in Excel at l:\cheklist\funds.xls)

      This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance
      Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

      Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


     ---------------------------------------------------------------------------
Issuer:Genaissance Pharmaceuticals  Fund(s) List below(please use GIM2 acronyms
         Inc./GNSC                                   or proper fund names)
Offering Date: 08/02/2000         No. of Securities Offered:         6,000,000
                                  (# of shares or # of bonds)

Affiliated Broker:  MS&Co.        Price Per Unit:                         $13.00
    ----------------------------------------------------------------------------
      The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:

      Total Units Offered:   6,000,000
      Price per                13.00
      Unit:
      10% of Total Offering: 7,800,000.00


 40-Act     Units            Offer          Total           Selling Broker
 Fund       To Buy           Price          Value



      *SEE LEGEND

00071281                    $0
00071928                    $0
00081087                    $0
255                         $0
391486                      $0
391548                      $0
391822                      $0
52297                       $0
8716                        $0
89902549                    $0
89902551                    $0
ESTF0004                    $0
JL50                        $0
JU3I                        $0
MTEC                        $0
PRINAGGR                    $0
PRINCON                     $0
PRINLCV                     $0
PRINPART                    $0
PRINSCG                     $0
UFEG                        $0
UFTECH                      $0
      -------------------------------
      Total    143,500
      Shares
      Total Purchased by     $1,865,500
      all 40-Act Funds
      Total % of Deal          2.39%
      Purchased by all Funds
      --------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)



   *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

      * Dean Witter
      Adviser's Funds


Account     Shares  Price      Net                Broker             Symbol
  255         200     13    $2,600.00    DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
  8716        300     13    $3,900.00     BEAR STEARNS, NEW YORK      GNSC
 52297       3000     13    $39,000.00    BEAR STEARNS, NEW YORK      GNSC
 71281       4600     13    $59,800.00   DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
 81087       28000    13   $364,000.00  SALOMON SMITH BARNEY, NY -    GNSC
                                                  ETC
 81087       10000    13   $130,000.00    WARBURG DILLON READ, NY     GNSC
                                                    ETC
 391486      36200    13   $470,600.00    BEAR STEARNS, NEW YORK      GNSC
 391548      3700     13    $48,100.00   DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
 391822      4500     13    $58,500.00   DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
89902549     4600     13    $59,800.00   DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
89902551     15000    13   $195,000.00   DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
ESTF0004     8100     13   $105,300.00   DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
  JL50        200     13    $2,600.00    DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
  JU3I        300     13    $3,900.00   SALOMON SMITH BARNEY, NY -    GNSC
                                                  ETC
  MTEC       3700     13    $48,100.00   DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
PRINAGGR     11700    13   $152,100.00  SALOMON SMITH BARNEY, NY -    GNSC
                                                   ETC
PRINCON       600     13    $7,800.00    DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
PRINPART     2000     13    $26,000.00   DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
PRINSCG       100     13    $1,300.00    DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
  UFEG       5100     13    $66,300.00   DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY
 UFTECH      1600     13    $20,800.00   DEUTSCHE BANK SECURITIES     GNSC
                                                  INC, NY

            143500         $1,865,500.00

   AFFILIATED UNDERWRITING CHECKLIST FOR
   40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


      --------------------------------------------------------------------------
Issuer:  Informas/INMX     Fund(s) List below(please use GIM2 acronyms or
                                                  proper fund names)
Offering Date: 10/03/2000         No. of Securities Offered:         5,000,000
                                  (# of shares or # of bonds)

Affiliated Broker:  MS&Co.        Price Per Unit:                         $16.00
    ----------------------------------------------------------------------------
   The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:

   Total Units         5,000,000
   Offered:
   Price per            16.00
   Unit:
   10% of Total        8,000,000.00
   Offering:


 40-Act     Units            Offer          Total           Selling Broker
 Fund       To Buy           Price          Value


   *SEE LEGEND

00071281       1,000          16.00           $16,000            ADAM
00071928                      16.00                0
00081087       7,500          16.00          $120,000            PIPR
255                           16.00               $0
391486         7,300          16.00          $116,800            ADAM
391548           800          16.00           $12,800            BEST
391822           900          16.00           $14,400            BEST
52297            600          16.00            $9,600            BEST
8716             100          16.00            $1,600            BEST
89902549         900          16.00           $14,400            BEST
89902551       3,000          16.00           $48,000            BEST
ESTF000        1,500          16.00           $24,000            BEST
JL50             100          16.00            $1,600            BEST
JU3I             200          16.00            $3,200            BEST
MTEC             800          16.00           $12,800            BEST
PRINAGGR       2,300          16.00           $36,800            Bear   Stearns
PRINCON          100          16.00            $1,600            Bear   Stearns
PRINLCV                       16.00                $0            -
PRINPART        400           16.00            $6,400            Bear Stearns
PRINSCG                       16.00                $0            -
UFEG          1,100           16.00           $17,600            BEST
UFTECH          400           16.00            $6,400            BEST

   Total   29,000
   Shares
   Total Purchased by  $464,000
   all 40-Act Funds
   Total % of Deal      0.58%
   Purchased by all
   Funds
  ----------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


  *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO


   * Dean Witter Adviser's
   Funds

   AFFILIATED UNDERWRITING CHECKLIST FOR
   40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


    ----------------------------------------------------------------------------
Issuer:  Insprire          Fund(s) List below(please use GIM2 acronyms or
         Pharmaceuticals Inc./ISPH            proper fund names)
Offering Date: 08/03/2000         No. of Securities Offered:         5,500,000
                                  (# of shares or # of bonds)

Affiliated Broker:  MS&Co.        Price Per Unit:                         $12.00
    ----------------------------------------------------------------------------
   The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:

   Total Units Offered:  5,500,000
   Price per                12.00
   Unit:
   10% of Total          6,600,000.00
   Offering:


  40-Act     Units            Offer          Total           Selling Broker
  Fund       To Buy           Price          Value

*SEE LEGEND

00071281         200          12.00          $2,400         DEUTSCHE BANK (DBKS)
00071928                      12.00              $0
00081087       2,100          12.00         $25,200         PIPER JEFFREY (PIPR)
255                           12.00              $0
391486         1,900          12.00         $22,800         HAMBRECHT & QUIST
                                                                  (HMQT)
391548           200          12.00          $2,400         DBKS
391822           200          12.00          $2,400         DBKS
52297            100          12.00          $1,200         DBKS
8716                          12.00              $0
89902549         200          12.00          $2,400         DBKS
89902551         800          12.00          $9,600         HMQT
ESTF0004         400          12.00          $4,800         DBKS
JL50                          12.00              $0
JU3I                          12.00              $0
MTEC             200          12.00          $2,400         DBKS
PRINAGGR         600          12.00          $7,200         Deutsche  Bank
PRINCON                       12.00              $0
PRINLCV                       12.00              $0
PRINPART         100          12.00          $1,200         Deutsche Bank
PRINSCG                       12.00              $0
UFEG             300          12.00          $3,600         HMQT,PIPR
UFTECH           100          12.00          $1,200         HMQT

   Total    7,400
   Shares
   Total Purchased by     $88,800
   all 40-Act Funds
   Total % of Deal          0.13%
   Purchased by all
   Funds
   ----------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


 *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

   * Dean Witter
   Adviser's Funds

   AFFILIATED UNDERWRITING CHECKLIST FOR
   40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


     ---------------------------------------------------------------------------
Issuer:  Proton Energy   Fund(s) List below(please use GIM2 acronyms or
         Systems/PRTN                             proper fund names)
Offering Date: 09/28/2000         No. of Securities Offered:         7,000,000
                                  (# of shares or # of bonds)

Affiliated Broker:  MS&Co.        Price Per Unit:                         $17.00
    ----------------------------------------------------------------------------
  The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:


   Total Units Offered:  7,000,000
   Price per                17.00
   Unit:
   10% of Total          $11,900,000.00
   Offering:


   40-Act     Units            Offer          Total           Selling Broker
   Fund       To Buy           Price          Value


   *SEE LEGEND

00071281       1,000          17.00          $17,000         FBCO
00071928           0          17.00               $0           -
00081087       7,100          17.00         $120,700         FBCO
255                0          17.00               $0           -
391486         6,900          17.00         $117,300         SBSH
391548           800          17.00          $13,600         FBCO
391822           900          17.00          $15,300         FBCO
52297            600          17.00          $10,200         FBCO
8716             100          17.00           $1,700         FBCO
89902549           0          17.00               $0           -
89902551           0          17.00               $0           -
ESTF0004       1,500          17.00          $25,500         SBSH
JL50             100          17.00           $1,700         FBCO
JU3I             200          17.00           $3,400         FBCO
MTEC             800          17.00          $13,600         FBCO
PRINAGGR       2,200          17.00          $37,400        Solomon Smith Barney
PRINCON          100          17.00           $1,700        Solomon Smith Barney
PRINLCV            0          17.00               $0           -
PRINPART         400          17.00           $6,800        Solomon Smith Barney
PRINSCG            0          17.00               $0           -
UFEG           1,000          17.00          $17,000         SBSH
UFTECH           400          17.00           $6,800         SBSH

   Total    24,100
   Shares
   Total Purchased by    $409,700
   all 40-Act Funds
   Total % of Deal          0.34%
   Purchased by all
   Funds
   ----------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


  *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

   * Dean Witter
   Adviser's Funds

   AFFILIATED UNDERWRITING CHECKLIST FOR
   40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


     ---------------------------------------------------------------------------
Issuer:  Southern     Fund(s) List below(please use GIM2 acronyms or
         Energy, Inc./SOE                         proper fund names)
Offering Date: 09/26/2000         No. of Securities Offered:        58,000,000
                                  (# of shares or # of bonds)

Affiliated Broker:  MS&Co.        Price Per Unit:                         $22.00
    ----------------------------------------------------------------------------
   The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:

   Total Units Offered:  58,000,000
   Price per                22.00
   Unit:
   10% of Total          $127,600,000.00
   Offering:


  40-Act     Units            Offer          Total           Selling Broker
  Fund       To Buy           Price          Value



   *SEE LEGEND

00071281       5,300          22.00          $116,600         FBCO
00071928           0          22.00               $0           -
00081087      30,000          22.00          $660,000         GSCO
00081087       7,500          22.00          $165,000         LEHM
00081087       1,100          22.00          $24,200          FBCO
255              200          22.00          $4,400            -
391486        38,100          22.00          $838,200         GSCO
391548         4,100          22.00          $90,200          MONT
391822         4,700          22.00          $103,400         SBSH
52297          3,100          22.00          $68,200          MONT
8716             300          22.00          $6,600           JPMS
89902549       4,600          22.00          $101,200         GSCO
89902551      15,400          22.00          $338,800         GSCO
ESTF0004       8,000          22.00          $176,000         GSCO
JL50             400          22.00          $8,800           JPMS
JU3I           1,200          22.00          $26,400          JPMS
MTEC           4,500          22.00          $99,000          GSCO
PRINAGGR      11,900          22.00          $261,800         Goldman Sachs
PRINCON          600          22.00          $13,200          CS First Boston
PRINLCV            0          22.00               $0            -
PRINPART       2,100          22.00          $46,200          Solomon Smith
                                                                 Barney
PRINSCG           100         22.00           $2,200          ABN Amro
UFEG            5,600         22.00         $123,200          JPMS
UFTECH          2,000         22.00          $44,000          WLMS
   ---------------------------------------------
   Total    150,800
   Shares
   Total Purchased by    $3,317,600
   all 40-Act Funds
   Total % of Deal          0.26%
   Purchased by all
   Funds
   ----------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


  *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO


   * Dean Witter
   Adviser's Funds

   AFFILIATED UNDERWRITING CHECKLIST FOR
   40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


     ---------------------------------------------------------------------------
Issuer:  W-H Energy   Fund(s) List below(please use GIM2 acronyms or
         Services                              proper fund names)
Offering Date: 10/10/2000         No. of Securities Offered:        10,000,000
                                  (# of shares or # of bonds)

Affiliated Broker:  MS&Co.        Price Per Unit:                         $16.50
    ----------------------------------------------------------------------------
   The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:

   Total Units Offered:  10,000,000
   Price per                16.50
   Unit:
   10% of Total          $16,500,000.00
   Offering:


  40-Act     Units            Offer          Total           Selling Broker
  Fund       To Buy           Price          Value



   *SEE LEGEND

00071281       2,500          16.50          $41,250         FBCO
00071928           0          16.50               $0         DLJ
00081087      18,450          16.50         $304,425         FBCO
00081087          75          16.50           $1,238         DLJ
00081087          38          16.50             $627         WARR
00081087          37          16.50             $611         SIMM
255              100          16.50           $1,650         WARR
391486        18,400          16.50         $303,600         FBCO
391548         2,000          16.50          $33,000         DLJ
391822         2,300          16.50         $ 37,950         DLJ
52297          1,500          16.50          $24,750         DLJ
8716             200          16.50           $3,300         FBCO
89902549       2,300          16.50         $ 37,950         DLJ
89902551       7,600          16.50         $125,400         SIMM
ESTF0004       3,800          16.50         $ 62,700         FBCO
JL50             200          16.50           $3,300         SIMM
JU3I             600          16.50          $ 9,900         SIMM
MTEC           1,900          16.50          $31,350         WARR
PRINAGGR       5,700          16.50         $ 94,050         Warburg Dillon Read
PRINCON          300          16.50          $ 4,950         CS First Boston
PRINLCV            0          16.50               $0         -
PRINPART        1,100         16.50          $18,150         DLJ
PRINSCG           100         16.50           $1,650         DLJ
UFEG            2,700         16.50         $ 44,550         FBCO
UFTECH            900         16.50          $14,850         FBCO
   ---------------------------------------------
   Total    72,800
   Shares
   Total Purchased by    $1,201,200
   all 40-Act Funds
   Total % of Deal          0.73%
   Purchased by all
   Funds
   ----------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


  *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO


   * Dean Witter
   Adviser's Funds